SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


     Commission      Registrant, State of Incorporation,       I.R.S Employer
      File No.         Address, and Telephone Number          Identification No.

      1-15467                Vectren Corporation                 35-2086905
                            (An Indiana Corporation)
                               One Vectren Square,
                            Evansville, Indiana 47708
                                 (812) 491-4000

      1-16739              Vectren Utility Holdings, Inc.        35-2104850
                            (An Indiana Corporation)
                               One Vectren Square,
                            Evansville, Indiana 47708
                                 (812) 491-4000


              Former name or address, if changed since last report:
                                Former Addresses
                 20 NW Fourth Street, Evansville, Indiana 47708

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Vectren Corporation (the Company), and its intermediate holding company, Vectren Utility Holdings, Inc. announced their intent to challenge a Public Utilities Commission of Ohio decision that ordered a disallowance of gas costs related to their utility subsidiary Vectren Energy Delivery of Ohio, Inc. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company has included cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Energy Delivery of Ohio, Inc. to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99.2.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VECTREN CORPORATION
                                          VECTREN UTILITY HOLDINGS, INC.

June 15, 2005


                                                  By:  /s/ M. Susan Hardwick
                                                  -----------------------------
                                                  M. Susan Hardwick
                                                  Vice President and Controller



                                INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 8.01:


  Exhibit Number     Description
------------------   ----------------------------------------------------------
     99.1            Vectren Energy Delivery of Ohio to Challenge PUCO Decision

     99.2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995